Exhibit 3(i)(b)
                                                                 ---------------


[GRAPHIC OMITTED]
INDUSTRY CANADA              INUDSTRIE CANADA                                  FORM 4                         FORMULAIRE 4
                                                                        ARTICLES OF AMENDMENT            CLAUSES MODIFICATRICES
CANADA BUSINESS              LOI CANADIENNE SUR LES                      (SECTIONS 27 OR 177)             (ARTICLES 27 OU 177)
CORPORATIONS ACT              SOCIETES PAR ACTIONS

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1 -- Name of the Corporation - Denomination sociale de la societe       2 -- Corporation No. -- No de la societe

NEXEN INC.                                                              427706-6
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3 -- The articles of the above-mentioned corporation are amnded         Les status de las societe mentionenee ci-dessus sont
     as follows:                                                        modifies de la facon suivante:


Pursuant to section 173(1)(h) of the Canada Business Corporations Act, all of the issued and outstanding common shares of the Corporation shall be divided on the basis of Two (2) Common Shares for One (1) Common Share held.










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
Signature                Printed Name - Nom en lettres moulees    4 - Capacity of  -- En qualite de      5 - Tel No. - No de tel.

/s/ Sylvia L. Groves     Sylvia L. Groves                         Assistant Secretary                    (403) 699.5291

FOR DEPARTMENT USE ONLY - A LUSAGE DU MINISTERE SEULEMENT







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